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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2002
                                                           -------------




                               DT INDUSTRIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                   0-23400                      44-0537828
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                   (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)                IDENTIFICATION NO.



    907 W. FIFTH STREET, DAYTON, OH                                  45407
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------


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ITEM 5.    OTHER EVENTS.

         On June 21, 2002, the Company issued a press release announcing (1) that it had completed a previously-announced major financial recapitalization transaction and (2) that the Company's annual meeting of stockholders is scheduled for November 7, 2002. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.  The following exhibits are filed herewith.

                         Ex. 99.1 Press Release dated June 21, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 21, 2002
                                       DT INDUSTRIES, INC.


                                       By:   /s/ Dennis Dockins
                                             -----------------------------------
                                             Dennis Dockins
                                             General Counsel and Secretary












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